Annual Report

Science & Technology Fund

December 31, 2002

LOGO: T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Science & Technology Fund

o Science and technology stocks suffered steep declines for the third consecutive year despite another interest rate cut by the Federal Reserve.

o The fund finished the 6- and 12-month periods with sharp losses, but returns were modestly ahead of the Lipper index of comparable funds thanks to our decision to remain fully invested in technology during the strong fourth quarter.

o During the year, medical devices and consumer software were the only positive performers.

o IT investment is the key to productivity gains for the overall economy, and we remain committed to investing in companies that can unlock these potential gains.


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Fellow Shareholders

For the third consecutive year, science and technology stocks suffered steep declines as another interest rate cut by the Federal Reserve, following 11 in 2001, failed to spur capital investment and a return to growth for the technology sector. Neither a value investment style nor a growth style was able to generate positive returns.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Science & Technology Fund                          -11.40%              -40.58%

Science & Technology Fund-
Advisor Class                                       -11.41               -40.57

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Science & Technology
Funds Index                                         -12.94               -41.38


Your fund finished the 6- and 12-month periods with losses of 11.40% and 40.58%, respectively, well behind the unmanaged Standard & Poor's 500 Stock Index but modestly ahead of the Lipper Science & Technology index of comparable funds. In the last quarter of the year, our decision to remain fully invested in technology stocks allowed the fund to outperform the index for both the six-month and full-year periods.


MARKET ENVIRONMENT

In the worst bear market since the Great Depression, technology stocks were once again the laggards for the year. After ending 2001 on a strong note, they could not sustain their momentum in 2002. Tech stocks began to slide early in the year as earnings expectations proved too optimistic. Despite aggressive monetary policy, the capital investment recession that began in 2000 continued to dampen spending on information technology.

The growth in the technology sector in the late 1990s was driven by the proliferation of personal computers, the adoption of wireless handsets, and the acceptance of the Internet. The confluence of these forces led to unprecedented growth in technology and the prolonged bull market for technology stocks. Information technology (IT) spending had grown from 1.5% of GDP in the early 1970s to nearly 5% in 2000 and now hovers at a little less than 4% of GDP. The sheer size of the technology sector hampers its growth in times of economic difficulty. Personal computer and wireless handsets have shifted from an initial adoption phase to a replacement phase, where the consumer must be motivated to "upgrade" by new functionality such as color screens for wireless handsets. While the Internet's impact on technology and society as a whole is still in its infancy, Internet hype drove excessive spending on communication equipment and computing hardware that needs to be absorbed.

With the growth drivers of the late 1990s dormant, earnings estimates for technology companies proved aggressive, and technology stocks followed the downward earnings revisions. Accounting scandals and geopolitical crises in the Middle East and Asia accelerated the downward trend.


PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of electronic technology companies-software, semiconductors, communication equipment, and hardware-account for 72% of the portfolio, up from 65% at the end of June 2002, while electronic commerce, life sciences, and media shares compose the remainder.


Sector Diversification
--------------------------------------------------------------------------------
Software                                                           27%
Components                                                         16
E-Commerce                                                         14
Hardware                                                           13
Communication Equipment                                            10
Media                                                               6
Component Processing Equipment                                      6
Reserves & Other                                                    8

As the market weakened throughout the year, we reduced our exposure to life sciences and added to electronic technology positions. In keeping with our operating philosophy of remaining fully invested, reserves stood at only 4.1% of portfolio assets while the fund's 25 largest holdings, which included Microsoft, Cisco Systems, and Dell Computer, represented 65.3%. At the end of December, the average market capitalization for the fund was $10.5 billion, down from $15.4 billion six months ago as we found more attractive valuations in smaller-capitalization stocks.

During the past year, the only sectors that contributed positively to fund performance were medical devices and consumer software. With respect to individual holdings, Samsung Electronics was the fund's best contributor for the year, while PC manufacturer Dell Computer was also a top performer. Laggards included VeriSign, VERITAS Software, and Brocade Communications Systems. Among our major purchases in the second half of the year were Dell Computer, enterprise software vendor Siebel Systems, and semiconductor equipment manufacturer KLA-Tencor. We trimmed Qualcomm after its strong relative performance in the second half.

At the end of December, the portfolio had 27% of assets invested in software, 16% in components, 14% in e-commerce, 13% in hardware, 10% in communication equipment, and the balance in media and component processing equipment.


OUTLOOK

Enterprise spending on IT represents approximately 60% of global technology spending, and we do not expect material growth in technology spending until a corporate profit recovery is well under way. In an environment where IT spending is expected to remain stagnant, we are focused on two types of investments: companies that are poised to increase market share, and companies that have restructured to enhance operating leverage. As the last 10 years have demonstrated, software and non-PC semiconductor companies are the likely candidates for share gains. With limited IT spending over the past two years, much of the excess capacity added in the late 1990s has been absorbed.

Similar to the last two years, technology stocks experienced strong returns in the fourth quarter but now face the challenges of a seasonally weak March quarter. However, unlike the two previous years, earnings expectations for technology companies are much more reasonable. With the possibility of war in the Middle East and the incipient tension in Asia, corporations are unlikely to expand capital budgets until some of the uncertainty is resolved. An accommodative monetary policy and a fiscal stimulus package may offset these market concerns and should create traction for the technology sector's recovery.

While the technology sector has been through its most difficult period, IT investment remains the principal means of productivity gains for the overall economy. We remain committed to investing in companies that can unlock these potential gains.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Microsoft                                                         9.1%
Cisco Systems                                                     7.0
Dell Computer                                                     4.6
First Data                                                        3.7
VERITAS Software                                                  2.8
--------------------------------------------------------------------------------
Adobe Systems                                                     2.8
Maxim Integrated Products                                         2.8
Analog Devices                                                    2.6
Concord EFS                                                       2.6
AOL Time Warner                                                   2.5
--------------------------------------------------------------------------------
Mercury Interactive                                               2.4
Electronic Arts                                                   2.3
Fiserv                                                            1.9
Samsung Electronics                                               1.9
Applied Materials                                                 1.8
--------------------------------------------------------------------------------
QUALCOMM                                                          1.7
IBM                                                               1.7
QLogic                                                            1.6
Siebel Systems                                                    1.6
Viacom                                                            1.5
--------------------------------------------------------------------------------
KLA-Tencor                                                        1.5
Texas Instruments                                                 1.4
Altera                                                            1.2
Certegy                                                           1.2
Paychex                                                           1.1
--------------------------------------------------------------------------------
Total                                                            65.3%

Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------
Dell Computer
Brocade Communications Systems
Siebel Systems
KLA-Tencor
Intuit*
Fiserv
Intel*
Accenture
PeopleSoft*
Adobe Systems


Ten Largest Sales
--------------------------------------------------------------------------------
QUALCOMM
Maxim Integrated Products
Nokia
Mercury Interactive
Analog Devices
Viacom
Pfizer
Texas Instruments
Paychex
Vodafone

*    Position added



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


LINE GRAPH: Science & Technology Fund

                                    Lipper
                  S&P 500           Science &        Science &
                  Stock             Technology       Technology
                  Index             Funds Index      Fund
--------------------------------------------------------------------------------
12/31/92          10000             10000            10000
12/31/93          11008             12185            12425
12/31/94          11153             13324            14386
12/31/95          15345             18461            22375
12/31/96          18868             21585            25559
12/31/97          25163             23276            25996
12/31/98          32354             34201            37006
12/31/99          39162             73163            74378
12/31/00          35595             51014            48949
12/31/01          31364             33300            28788
12/31/02          24432             19520            17105

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                                                Since     Inception
12/31/02            1 Year      5 Years     10 Years     Inception          Date
--------------------------------------------------------------------------------
Science &
Technology Fund    -40.58%        -8.03%       5.51%            --            --

Science &
Technology Fund-
Advisor Class      -40.57            --          --         -43.65%      3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Science & Technology Shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98

NET ASSET VALUE

Beginning of
period         $   20.92   $   35.57   $   63.71   $   37.67   $   27.26

Investment activities

  Net investment
  income (loss)    (0.14)      (0.18)      (0.29)      (0.09)      (0.18)

  Net realized
  and unrealized
  gain (loss)      (8.35)     (14.47)     (20.57)      36.85       11.58

  Total from
  investment
  activities       (8.49)     (14.65)     (20.86)      36.76       11.40

Distributions

  Net realized
  gain                --          --       (7.28)     (10.72)      (0.99)

NET ASSET VALUE

End of
period         $   12.43   $   20.92   $   35.57   $   63.71   $   37.67
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return^           (40.58)%    (41.19)%    (34.19)%    100.99%      42.35%

Ratio of total
expenses to average
net assets          1.11%       1.00%       0.86%       0.87%       0.94%

Ratio of net
investment income
(loss) to average
net assets         (0.87)%     (0.73)%     (0.55)%     (0.26)%     (0.61)%

Portfolio turnover
rate                60.8%      143.6%      134.1%      128.0%      108.9%

Net assets,
end of period
(in millions)  $   2,839   $   5,209   $   8,892   $  12,271   $   4,696

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Science & Technology-Advisor Class shares

                                      Year                          3/31/00
                                     Ended                          Through
                                  12/31/02       12/31/01          12/31/00

NET ASSET VALUE

Beginning of
period                        $      20.90   $      35.54      $      71.08

Investment activities

  Net investment
  income (loss)                      (0.12)         (0.17)            (0.13)

  Net realized
  and unrealized
  gain (loss)                        (8.36)        (14.47)           (28.13)

         Total from
         investment
         activities                  (8.48)        (14.64)           (28.26)

Distributions
  Net realized gain                     --             --             (7.28)


NET ASSET VALUE

End of
period                        $      12.42   $      20.90      $      35.54
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return^                            (40.57)%       (41.19)%          (41.06)%

Ratio of total
expenses to average
net assets                            1.08%          0.99%             1.09%!

Ratio of net
investment income
(loss) to average
net assets                          (0.83)%        (0.71)%             0.80%!

Portfolio turnover
rate                                  60.8%         143.6%            134.1%!

Net assets,
end of period
(in thousands)                $    346,768   $    554,665      $    829,024

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks and Warrants  96.8%

COMMUNICATIONS EQUIPMENT 10.4%

Wireless Equipment  2.8%

Nokia ADR                                        2,200,000      $        34,100
QUALCOMM *                                       1,500,000               54,585
                                                                         88,685


Wireline Equipment  7.6%

CIENA *                                          3,500,000               17,990

Cisco Systems *                                 17,000,000              222,700
                                                                        240,690

Total Communications Equipment                                          329,375


COMMUNICATION SERVICES  1.1%

Wireless Services  1.1%

Vodafone ADR                                     2,000,000               36,240

Total Communication Services                                             36,240


COMPONENT PROCESSING EQUIPMENT  5.2%

Semiconductor Processing Equipment  5.2%

Applied Materials *                              4,500,000               58,635
ASM Lithography, Ordinary shares *                 500,000                4,180
Cognex *                                         1,450,000               26,724
KLA-Tencor *                                     1,350,000               47,749
Novellus Systems *                               1,000,000               28,080

Total Component Processing Equipment                                    165,368


COMPONENTS  15.5%

Analog Semiconductors  6.7%

Analog Devices *                                 3,500,000               83,545
Intersil Holding, Class A *                        600,000                8,364
Linear Technology                                1,200,000               30,864
Maxim Integrated Products                        2,700,000               89,208
                                                                        211,981

Digital Semiconductors  8.2%

Altera *                                         3,000,000               36,990
Intel                                            1,250,000               19,462
Merrill Lynch Low Ex Price,
  Warrants, 8/16/05 *                           25,000,000      $        30,630
Microchip Technology                             1,400,000               34,230
Samsung Electronics (KRW)                          230,000               60,891
Texas Instruments                                3,000,000               45,030
Xilinx *                                         1,700,000               35,020
                                                                        262,253


Optical Components  0.6%

Agere Systems, Class A *                         5,000,000                7,200
JDS Uniphase *                                   5,500,000               13,585
                                                                         20,785

Total Components                                                        495,019


E-COMMERCE  13.2%

E-Commerce  13.2%

Accenture, Class A *                             1,750,000               31,482
Certegy *                                        1,500,000               36,825
Concord EFS *                                    5,200,000               81,848
First Data                                       3,300,000              116,853
Fiserv *                                         1,800,000               61,110
Paychex                                          1,300,000               36,270
SunGard Data Systems *                             900,000               21,204
VeriSign *                                       4,500,000               36,090

Total E-Commerce                                                        421,682


HARDWARE  13.0%

Contract Manufacturing  2.2%

Celestica *                                      1,500,000               21,150
Flextronics *                                    4,250,000               34,808
Sanmina-SCI *                                    3,000,000               13,470
                                                                         69,428


Peripherals  4.5%

Brocade Communications Systems *                 5,000,000               20,700
EMC *                                            4,000,000               24,560
Lexmark International, Class A *                   500,000               30,250
Network Appliance *                              1,680,000               16,800
QLogic *                                         1,500,000               51,765
                                                                        144,075


Systems  6.3%

Dell Computer *                                  5,500,000      $       147,070
IBM                                                700,000               54,250
                                                                        201,320

Total Hardware                                                          414,823


LIFE SCIENCES AND HEALTH CARE  2.9%

Biotechnology  1.1%

Cephalon *                                         300,000               14,600
Genentech *                                        250,000                8,290
MedImmune *                                        500,000               13,585
                                                                         36,475


Pharmaceuticals  1.8%

Bristol-Myers Squibb                               700,000               16,205
Eli Lilly                                          150,000                9,525
Pfizer                                             500,000               15,285
Schering-Plough                                    350,000                7,770
Wyeth                                              200,000                7,480
                                                                         56,265

Total Life Sciences and Health Care                                      92,740


MEDIA  4.9%

Media  4.9%

AOL Time Warner *                                6,000,000               78,600
Comcast, Class A *                               1,250,000               28,238
Viacom, Class B *                                1,200,000               48,912

Total Media                                                             155,750

Total Miscellaneous Common Stock 4.9%                                   154,250

Total Common Stocks and Warrants (Cost     $     4,426,235)           3,082,239


Software  25.7%

Consumer and Multi Media Software  6.1%

Adobe Systems                                    3,600,000               89,284
Electronic Arts *                                1,500,000               74,655
Intuit *                                           600,000               28,152
                                                                        192,091

Enterprise Software  19.6%

Informatica *                                    3,500,000      $        20,160
Mercury Interactive *                            2,600,000               77,090
Microsoft *                                      5,600,000              289,520
Network Associates *                             2,200,000               35,398
Oracle *                                         2,500,000               27,000
PeopleSoft *                                     1,050,000               19,215
SAP (EUR)                                          200,000               15,839
Siebel Systems *                                 6,800,000               50,864
VERITAS Software *                               5,750,000               89,815
                                                                        624,901

Total Software                                                          816,992


Convertible Preferred Stocks  0.0%

idealab!, Series D *+@                           1,000,000                1,000

Total Convertible Preferred
Stocks (Cost $100,000)                                                    1,000


Short-Term Investments  4.1%

Money Market Fund  4.1%

T. Rowe Price Government
Reserve Investment Fund, 1.23%#!               131,257,896              131,258

Total Short-Term
Investments (Cost  $131,258)                                            131,258

Total Investments in Securities
100.9% of Net Assets (Cost $4,657,493)                          $     3,214,497

Other Assets Less Liabilities                                           (28,410)

NET ASSETS                                                      $     3,186,087
                                                                ---------------


Net Assets Consist of:

Undistributed net realized gain (loss)                          $    (6,225,339)

Net unrealized gain (loss)                                           (1,442,995)

Paid-in-capital applicable to
256,397,942 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      10,854,421

NET ASSETS                                                      $     3,186,087
                                                                ---------------

NET ASSET VALUE PER SHARE

Science & Technology shares
($2,839,318,334/228,486,385
shares outstanding)                                             $         12.43
                                                                ---------------

Science & Technology-Advisor Class shares
($346,768,371/27,911,557
shares outstanding)                                             $         12.42
                                                                ---------------

#    Seven-day yield

*    Non-income producing

! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

+ Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at year-end amounts to $1,000 and represents 0.0% of net assets

@    Security valued by the Fund's Board of Directors

ADR  American Depository Receipts

EUR  Euro

KRW  South Korean won

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Statement of Operations

In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $339)                  $    7,261
  Interest                                                      2,343
  Securities lending                                               77
  Total income                                                  9,681

Expenses
  Investment management                                        27,433
  Shareholder servicing
    Science & Technology shares                                14,149
    Science & Technology-Advisor Class shares                     415
  Distribution - Science & Technology-Advisor Class shares      1,133
  Prospectus and shareholder reports
    Science & Technology shares                                   885
    Science & Technology-Advisor Class shares                      12
  Legal and audit                                                 480
  Proxy and annual meeting                                        288
  Custody and accounting                                          258
  Registration                                                     41
  Directors                                                        35
  Miscellaneous                                                    44
  Total expenses                                               45,173
  Expenses paid indirectly                                       (237)
  Net expenses                                                 44,936
Net investment income (loss)                                  (35,255)


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                               (1,528,101)
  Foreign currency transactions                                  (358)
  Net realized gain (loss)                                 (1,528,459)

Change in net unrealized gain (loss)
  Securities                                                 (731,572)
  Other assets and liabilities
  denominated in foreign currencies                               149
  Change in net unrealized gain (loss)                       (731,423)
Net realized and unrealized gain (loss)                    (2,259,882)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $(2,295,137)
                                                           -----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $       (35,255)     $       (50,270)

  Net realized
  gain (loss)                                   (1,528,459)          (4,257,163)

  Change in net
  unrealized
  gain (loss)                                     (731,423)             239,698

  Increase (decrease)
  in net assets
  from operations                               (2,295,137)          (4,067,735)


Capital share transactions *

  Shares sold

    Science & Technology shares                  1,060,383            2,061,980

    Science & Technology-Advisor
    Class shares                                    66,815              106,573

  Shares redeemed

    Science & Technology shares                 (1,363,783)          (2,028,904)

    Science & Technology-Advisor
    Class shares                                   (45,703)             (29,360)

  Increase (decrease)
  in net assets from
  capital share transactions                      (282,288)             110,289

Net Assets

Increase (decrease)
during period                                   (2,577,425)          (3,957,446)

Beginning of period                              5,763,512            9,720,958

End of period                              $     3,186,087      $     5,763,512
--------------------------------------------------------------------------------

*Share information

  Shares sold

    Science & Technology shares                     68,692               80,684

    Science & Technology-Advisor
    Class shares                                     4,386                4,354


  Shares redeemed

    Science & Technology shares                    (89,235)             (81,673)

    Science & Technology-Advisor
    Class shares                                    (3,013)              (1,144)

  Increase (decrease)
  in shares outstanding                            (19,170)               2,221

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: Science and Technology Fund, offered since September 30, 1987, and Science and Technology Fund-Advisor Class (Advisor Class), which was first offered on March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $236,000 and $1,000, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $131,258,000 (4.1%). For the year then ended, $2,343,000 (100.0%) of interest income reflected on the accompanying Statement of Operations resulted from transactions with affiliated companies.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,411,275,000 and $2,678,572,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                      $140,876,000
Unrealized depreciation                                    (1,670,664,000)
Net unrealized appreciation (depreciation)                 (1,529,788,000)
Capital loss carryforwards                                 (6,138,546,000)
Paid-in capital                                            10,854,421,000
Net assets                                                 $3,186,087,000
                                                           --------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $86,792,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $4,234,327,000 of capital loss carryforwards that expire in 2009, and $1,904,219,000 that expire in 2010.

For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $35,255,000
Undistributed net realized gain                                358,000
Paid-in capital                                            (35,613,000)


At December 31, 2002, the cost of investments for federal income tax purposes was $4,744,285,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,936,000.

The manager has agreed to bear any expenses through December 31, 2003, which would cause the Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, the Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Science and Technology share class. Expenses incurred pursuant to these service agreements totaled $10,570,000 for the year ended December 31, 2002, of which $1,128,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Science & Technology class was charged $35,000 for shareholder servicing costs related to the college savings plans, of which $29,000 was for services provided by Price and $4,000 was payable at period-end.

At December 31, 2002, approximately 0.1% of the outstanding shares of the retail class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $2,343,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1994

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1994                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1994                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1988

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership,providing
1987                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
John H. Laporte                 Director and Vice President, T. Rowe Price;
(7/26/45)                       Vice President, T. Rowe Price Group, Inc.
1988
 [15]

James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1987                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Science & Technology Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44)                       President, T. Rowe Price; Vice Chairman of the
1997                            Board, Chief Investment Officer, Director, and
[105]                           Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.




Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Science & Technology Fund    Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Giri Devulapally (11/18/67)             Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Donald J. Easley (11/28/71)             Vice President, T. Rowe Price; formerly
Vice President, Science &               Credit Analyst, Bank of New York (to
Technology Fund                         1998)

Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Eric M. Gerster (3/23/71)               Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Jill L. Hauser (6/23/58)                Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Science &               Price Group, Inc., T. Rowe Price
Technology Fund                         Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Trust Company
Technology Fund

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Science &                    and T. Rowe Price Investment Services,
Technology Fund                         Inc.


Anh Lu (6/11/68)                        Vice President, T. Rowe Price Group,
Vice President, Science &               Inc., and T. Rowe Price International,
Technology Fund                         Inc.; formerly Investment Manager, LGT
                                        Asset Management (to 1998), Business
                                        Development Manager, Microsoft
                                        (to 2000), Vice President, Salomon
                                        Smith Barney Hong Kong (to 2001)


David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Science &                   Price Group, Inc., and T. Rowe Price
Technology Fund                         Trust Company



D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Jeffrey Rottinghaus (2/20/70)           Employee, T. Rowe Price; formerly
Vice President, Science &               Information Technology Consultant,
Technology Fund                         Kelly-Lewey & Associates (to 1999);
                                        Student, The Wharton School, University
                                        of Pennsylvania (to 2001)

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
President, Science &                    T. Rowe Price Group, Inc.
Technology Fund
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS (continued)
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO:  T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29072                                                          F61-050  12/31/03